UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 10, 2017 (April 10, 2017)
Rockwell Collins, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16445	52-2314475
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

400 Collins Road NE
Cedar Rapids, Iowa 52498
(Address of Principal Executive Offices) (Zip Code)
(319) 295-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On April 10, 2017, Rockwell Collins, Inc. (the “Company”) issued $4.65 billion aggregate principal amount of senior notes in an underwritten public offering (the “Offering”). The Notes were issued in five tranches: $300 million of 1.950% Notes due 2019 (the “2019 Notes”), $1.1 billion of 2.800% Notes due 2022 (the “2022 Notes”), $950 million of 3.200% Notes due 2024 (the “2024 Notes”), $1.3 billion of 3.500% Notes due 2027 (the “2027 Notes”) and $1.0 billion of 4.350% Notes due 2047 (the “2047 Notes” and, together with the 2019 Notes, the 2022 Notes, the 2024 Notes and the 2027 Notes, the “Notes”).
The Notes were issued pursuant to the Indenture, dated as of November 1, 2001 (the “Original Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 4, 2006 (the “First Supplemental Indenture”), and the Second Supplemental Indenture, dated as of April 10, 2017 (the “Second Supplemental Indenture” and, together with the Original Indenture and the First Supplemental Indenture, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee. The Indenture contains covenants that require the Company to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default.
The 2019 Notes will mature on July 15, 2019 and bear interest at a fixed rate of 1.950% per annum. The Company will pay interest on the 2019 Notes from April 10, 2017 semi-annually, in arrears, on January 15 and July 15 of each year, beginning July 15, 2017. The 2022 Notes will mature on March 15, 2022 and bear interest at a fixed rate of 2.800% per annum. The Company will pay interest on the 2022 Notes from April 10, 2017 semi-annually, in arrears, on March 15 and September 15 of each year, beginning September 15, 2017. The 2024 Notes will mature on March 15, 2024 and bear interest at a fixed rate of 3.200% per annum. The Company will pay interest on the 2024 Notes from April 10, 2017 semi-annually, in arrears, on March 15 and September 15 of each year, beginning September 15, 2017. The 2027 Notes will mature on March 15, 2027 and bear interest at a fixed rate of 3.500% per annum. The Company will pay interest on the 2027 Notes from April 10, 2017 semi-annually, in arrears, on March 15 and September 15 of each year, beginning September 15, 2017. The 2047 Notes will mature on April 15, 2047 and bear interest at a fixed rate of 4.350% per annum. The Company will pay interest on the 2047 Notes from April 10, 2017 semi-annually, in arrears, on April 15 and October 15 of each year, beginning October 15, 2017. The Notes constitute unsecured and unsubordinated obligations of the Company and will rank equal in right of payment with all of the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding.
At its option, the Company may redeem the 2019 Notes at any time or from time to time prior to maturity, and may redeem the 2022 Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes at any time or from time to time prior to February 15, 2022, January 15, 2024, December 15, 2026 and October 15, 2046, respectively, in each case in whole or in part, at a redemption price equal to the greater of (i) the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of the Notes to be redeemed (excluding interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis at the applicable Treasury Rate (as defined in the applicable series of Notes) plus 15 basis points in the case of the 2019 Notes, the 2022 Notes and the 2024 Notes, 20 basis points in the case of the 2027 Notes and 25 basis points, in the case of the 2047 Notes, plus any accrued and unpaid interest on the Notes being redeemed to but not including the redemption date.

At its option, the Company may redeem the 2022 Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes at any time or from time to time on or after February 15, 2022, January 15, 2024, December 15, 2026 and October 15, 2046, respectively, in each case, prior to maturity and in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus any accrued and unpaid interest on the Notes being redeemed to but not including the redemption date.
In the event that (i) the Company terminates or abandons the B/E Aerospace Acquisition before 5:00 p.m. (New York City time) on October 21, 2017 or (ii) the merger agreement with respect to the B/E Aerospace Acquisition is terminated before such time, the Company will redeem all outstanding 2022 Notes, 2024 Notes, 2027 Notes and 2047 Notes at a redemption price equal to 101% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest as of the redemption date. The 2019 Notes are not subject to the special acquisition redemption provision.
If a Change of Control Triggering Event (as defined in the Notes) occurs, the Company will be required to make an offer on the terms set forth in the Notes to each holder of the Notes to repurchase all or any part of that holder’s Notes at a price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any.
The above descriptions of certain terms and conditions of the Second Supplemental Indenture, the 2019 Notes, the 2022 Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes are qualified by reference to the full texts of the Second Supplemental Indenture and the forms of the 2019 Notes, the 2022 Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes, copies of which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, and are incorporated herein by reference. The above description of certain terms and conditions of the Indenture is qualified by reference to the full text of the Original Indenture and the First Supplemental Indenture, copies of which were filed as Exhibit 4.b.1 to the Company’s Registration Statement on Form S-3 (No. 333-72914) and as Exhibit 4-a-4 to the Company’s Current Report on Form 8-K dated November 9, 2006, respectively, and are incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01. Other Events.
In connection with the offer and sale of the Notes pursuant to the Registration Statement, the Company is filing as Exhibits 5 and 23 hereto an opinion and consent of counsel with respect to the Notes. Such opinion and consent are each incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
4.1	Second Supplemental Indenture, dated as of April 10, 2017, between Rockwell Collins, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Form of certificate for the Company’s 1.950% Notes due 2019 (included in Exhibit 4.1).
4.3	Form of certificate for the Company’s 2.800% Notes due 2022 (included in Exhibit 4.1).
4.4	Form of certificate for the Company’s 3.200% Notes due 2024 (included in Exhibit 4.1).
4.5	Form of certificate for the Company’s 3.500% Notes due 2027 (included in Exhibit 4.1).
4.6	Form of certificate for the Company’s 4.350% Notes due 2047 (included in Exhibit 4.1).
5	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL COLLINS, INC.

(Registrant)

Date: April 10, 2017	By: /s/ Douglas E. Stenske
Name: Douglas E. Stenske
Title: Vice President, Treasurer & Risk Management

EXHIBIT INDEX

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of April 10, 2017, between Rockwell Collins, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Form of certificate for the Company’s 1.950% Notes due 2019 (included in Exhibit 4.1).
4.3	Form of certificate for the Company’s 2.800% Notes due 2022 (included in Exhibit 4.1).
4.4	Form of certificate for the Company’s 3.200% Notes due 2024 (included in Exhibit 4.1).
4.5	Form of certificate for the Company’s 3.500% Notes due 2027 (included in Exhibit 4.1).
4.6	Form of certificate for the Company’s 4.350% Notes due 2047 (included in Exhibit 4.1).
5	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5).